Exhibit 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) of the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a Statement on Schedule 13G (including any and all amendments thereto) with respect to the Common Stock, par value $0.2083 per share, of BankGuam Holding Company and further agree that this Joint Filing Agreement shall be included as an Exhibit to such joint filing. In evidence thereof, the undersigned, being duly authorized, hereby execute this Joint Filing Agreement as of February 12, 2012.

/s/ Lourdes A. Leon Guerrero
Lourdes A. Leon Guerrero

ROGER P. CROUTHAMEL, TRUSTEE FOR THE CROUTHAMEL FAMILY TRUST DATED 12/31/1991

By:	/s/ Roger P. Crouthamel
Roger P. Crouthamel, Trustee

LUIS G. CAMACHO & CYNTHIA L. CAMACHO, TRUSTEE FOR THE LUIS AND CYNTHIA CAMACHO LIVING TRUST DATED 3/20/09

By:	/s/ Luis G. Camacho
Luis G. Camacho, Trustee

By:	/s/ Cynthia Camacho
Cynthia Camacho, Trustee

/s/ Ralph G. Sablan
Ralph G. Sablan

RALPH G. SABLAN MD, P.C.

By:	/s/ Ralph G. Sablan
Ralph G. Sablan, MD

RALPH G. SABLAN & MARYANNE G. SABLAN, JOINT TENANTS

/s/ Ralph G. Sablan
Ralph G. Sablan

/s/ Maryanne G. Sablan
Maryanne G. Sablan

MARTIN D. LEON GUERRERO & BARBARA B. B. LEON GUERRERO, JOINT TENANTS

/s/ Martin D. Leon Guerrero
Martin D. Leon Guerrero

/s/ Barbara B. B. Leon Guerrero
Barbara B. B. Leon Guerrero

/s/ Joe T. San Agustin
Joe T. San Agustin

JOE T. SAN AGUSTIN & CARMEN S. SAN AGUSTIN, JOINT TENANTS

/s/ Joe T. San Agustin
Joe T. San Agustin

/s/ Carmen S. San Agustin
Carmen S. San Agustin

JESUS S. LEON GUERRERO FAMILY TRUST

By:	/s/ Eugenia A. Leon Guerrero
Eugenia A. Leon Guerrero, Trustee

FELINO R. AMISTAD, JR., TRUSTEE FOR THE FELINO R. AMISTAD AND FULGENCIA R AMISTAD TRUST DATED 05/05/97

By:	/s/ Felino R. Amistad, Jr.
Felino R. Amistad, Jr., Trustee

PEDRO P. ADA JR & FE P. ADA, JOINT TENANTS

/s/ Pedro P. Ada, Jr.
Pedro P. Ada, Jr.

/s/ Fe P. Ada
Fe P. Ada

ADA’S TRUST & INVESTMENT INC.

By:	/s/ Pedro P. Ada, Jr.
Pedro P. Ada, Jr.

/s/ Vincent A. Leon Guerrero
Vincent A. Leon Guerrero

/s/ Agnes Leon Guerrero Winters
Agnes Leon Guerrero Winters

THE ESTATE OF CARL C. WU

By:	/s/ James Wu
James Wu, Executor

/s/ James S. Wu
James S. Wu

/s/ John S. San Agustin
John S. San Agustin

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